UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2014

Omni Bio Pharmaceutical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-52530	20-8097969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 W. Boardwalk, Suite 202 Fort Collins, CO	80525
(Address of Principal Executive Offices)	(Zip Code)

(970) 237-5178
(Registrant’s telephone number, including area code)

_______________________________________________________ (Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 11, 2014, Omni Bio Pharmaceutical, Inc. (the “Company”) posted an updated corporate presentation to its website, www.omnibiopharma.com. A copy of the updated presentation is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

99.1	Corporate Presentation of Omni Bio Pharmaceutical, Inc. posted September 11, 2014

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI BIO PHARMACEUTICAL, INC.

Dated: September 11, 2014	/s/ Jack Riccardi
Jack Riccardi
Chief Financial Officer